• NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
• INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

NUMBER

DBRM

SHARES

AUTHORIZED COMMON STOCK:
200,000,000 SHARES
PAR VALUE: $0.001

CUSIP NO. 239559 107

This Certifies that

Is The Record Holder Of

Fully paid and non-assessable shares of **Daybreak Oil & Gas, Inc.** Common Stock transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Karol L Adams
SECRETARY

DAYBREAK OIL & GAS, INC.
CORPORATE
Seal
WASHINGTON

PRESIDENT

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned by SEDONA EQUITY REGISTRAR & TRANSFER, INC.
Phoenix, Arizona 85022

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT.........................Custodian........................	
		(Cust)	(Minor)
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act..	
		(State)	

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____*, Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

*Dated*______________________________

X____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY